===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              EVANS SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

EVANS SYSTEMS, INC

                                                                  March 30, 2001
Dear Shareholders:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of Evans Systems, Inc. (the "Company"), which will be held at the Best Western Matagorda Hotel located at 407 Seventh Street, Bay City, Texas, on Monday, May 7, 2001, at 10:00 a.m., local time.

     At this meeting the shareholders will be asked to vote to authorize an increase in the authorized shares of the company from 15,000,000 to 50,000,000 and change the par value of the Company from .01 par value to .001 par value, to approve the Company's 2001 stock option plan, to vote on the election of five
(5) members of the Board of Directors, to authorize the Board to have authority to change the name of the Company and to amend the Bylaws to give the Board of Directors this authority, and to ratify the selection of Stevenson and & Trlicek, P.C. as the independent accountants of the Company.

We hope that you will be able to attend the Meeting. However, whether or not you anticipate attending in person, I urge you to complete, sign and return the enclosed proxy card promptly to ensure that your shares will be represented at the Meeting. If you do attend, you will, of course, be entitled to vote in person, and if you vote in person such vote will nullify your proxy.

                               Sincerely,


                               Jerriel L. Evans, Sr.
                               Chairman of the Board, President and
                               Chief Executive Officer

                              EVANS SYSTEMS, INC.
                             POST OFFICE BOX 2480
                          BAY CITY, TEXAS  77404-2480

                           -------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                  MAY 7, 2001

                           -------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Evans Systems, Inc., a Texas corporation (the "Company"), will be held at the Best Western Matagorda Hotel located at 407 Seventh Street, Bay City, Texas, on Monday, May 7, 2001 at 10:00 a.m., local time, for the following purposes:


(1) To ratify and approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Company Common Stock from 15,000,000 shares to 50,000,000 shares and to change the par value of shares of the Company's common shares from $.01 par value to $.001 par value and that the respective designations, preferences, relative rights and limitations of the preferred shares of this Company shall remain as before.

(2)  To approve the Company's 2001 Stock Option Plan  (the "Option Plan
     Proposal").

(3) To elect (i) one (1) Class B director to the Board of Directors of the Company (the "Board of Directors") to serve until the 2002 Annual Meeting of Shareholders or until their respective successors are duly elected and shall have qualified and (ii) two (2) Class A directors to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are duly elected and shall have qualified and
     (iii) two (2) Class C directors to the Board of Directors to serve until the 2004 Annual Meeting of Shareholders or until their respective successors are duly elected and shall have qualified. (the "Director Proposal").

(4) To grant the Board of Directors the authority to change the name of the Company, and to amend the Bylaws to allow the Board of Directors to have the authority to change the name of the Company.

(5) To ratify the selection of Stephenson & Trlicek, P.C. as the independent accountants of the Company.

(6) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 30, 2001 will be entitled to notice of and to vote at the Meeting or at any continuation or adjournment thereof.

                                    By Order of the Board of Directors,
Bay City, Texas
March 30, 2001
                                    MAYBELL H. EVANS
                                    Secretary

             WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL
          MEETING YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
            ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH
              REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              EVANS SYSTEMS, INC.
                             POST OFFICE BOX 2480
                              720 AVENUE F NORTH
                          BAY CITY, TEXAS  77404-2480
                              -------------------
                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 7, 2001
                              -------------------

                                 INTRODUCTION

     This Proxy Statement is furnished to the shareholders of EVANS SYSTEMS, INC., a Texas corporation (together with its subsidiaries, collectively, the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Company Board") of proxies ("Proxies") for the Annual Meeting of Shareholders (the "Meeting") to be held at the Best Western Matagorda Hotel located at 407 Seventh Street, Bay City, Texas, on Monday, May 7, 2001, at 10:00 a.m., local time, or at any adjournment or postponement thereof. The approximate date on which this Proxy Statement and the accompanying Proxy will be first sent or given to shareholders is [APRIL 16, 2001.] The purposes of the Meeting are as follows:

(1) To ratify and approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, $.01 par value of the Company (the "Common Stock") from 15,000,000 shares to 50,000,000 shares and to change the par value of shares of the Company's common shares from $.01 par value to $.001 par value and that the respective designations preference, relative rights, limitations of the preferred shares of this Company shall remain as before.

(2)  To approve the Company's 2001 Stock Option Plan (Option Plan Proposal").

(3) To elect (i) one (1) Class B director to the Board of Directors of the Company (the "Board of Directors") to serve until the 2002 Annual Meeting of Shareholders or until their respective successors are duly elected and shall have qualified and (ii) two (2) Class A directors to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders or until their respective successors are duly elected and shall have qualified and
     (iii) two (2) Class C directors to the Board of Directors to serve until the 2004

     Annual Meeting of Shareholders or until their respective successors are duly elected and shall have qualified. (the "Director Proposal").

(4) To grant the Board of Directors the authority to change the name of the Company, and to amend the Bylaws to allow the Board of Directors to have the authority to change the name of the Company.

(5) To ratify the selection of Stephenson & Trlicek, P.C. as the independent accountants of the Company.

(6) To transact such other business as may properly come before the meeting or any adjournment thereof.

                                      TABLE OF CONTENTS
ANNUAL MEETING
ANNUAL MEETING
     Date, Time, Place and Purpose.....................................................    7
     Record Date, Voting Securities, and Quorum........................................    7
     Proxies and Voting Rights.........................................................    7
     Vote Required.....................................................................    8
     Solicitation of Proxies...........................................................    8

SECURITY OWNERSHIP.....................................................................    8

PROPOSAL NO. 1: THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK......................   10

PROPOSAL NO. 2: THE 2001 OPTION PLAN...................................................   11

PROPOSAL NO. 3: THE DIRECTOR PROPOSAL..................................................   15
     Nominees for Election to the Board................................................   15
     Vote Required.....................................................................   17
          Information Concerning the Board of Directors and its Committees.............   17
     Compensation of Directors.........................................................   17

COMPENSATION OF THE COMPANY'S EXECUTIVE OFFICERS.......................................   18
     Executive Officers................................................................   18
     Executive Compensation............................................................   18
     Employment Contracts..............................................................   19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.........................................   22

PERFORMANCE GRAPH......................................................................   23

INFORMATION INCORPORATED BY REFERENCE..................................................   24

PROPOSAL NO. 4: NAME CHANGE OF THE COMPANY AND AMENDMENT OF BYLAWS.....................   25

PROPOSAL NO. 5: SELECTION OF INDEPENDENT ACCOUNTANTS...................................   26

SHAREHOLDER PROPOSALS..................................................................   27

OTHER MATTERS..........................................................................   27

ANNEX A - Amendment to Articles of Incorporation to Increase Authorized Common Stock...   29

ANNEX B - 2001 Option Plan.............................................................   30

ANNEX C................................................................................   40

PROXY..................................................................................   41


                                ANNUAL MEETING

                         DATE, TIME, PLACE AND PURPOSE

     The Meeting will be held on Monday, May 7, 2001 at 10:00 a.m. local time, at the Best Western Matagorda Hotel in Bay City Texas or at any postponement or adjournment thereof, to consider and vote upon an increase in the authorized shares of the company from 15,000,000 to 50,000,000 and change the par value of the Company from .01 par value to .001 par value, to approve the Company's 2001 stock option plan, to vote on the election of five (5) members of the Board of Directors, to authorize the Board to have authority to change the name of the Company and to amend the Bylaws to give the Board of Directors this authority, and to ratify the selection of Stevenson and & Trlicek, P.C. as the independent accountants of the Company.

                   RECORD DATE, VOTING SECURITIES AND QUORUM

     The voting securities of the Company outstanding on March 30, 2001 consisted of 6,552,429 shares of common stock, $.01 par value (the "Common Stock"), entitling the holders thereof to one vote per share. Only shareholders of record as of that date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                           PROXIES AND VOTING RIGHTS

     Shares of Common Stock represented by Proxies, in the accompanying form of Proxy, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted for proposals 1 through 5 and will be voted in the Proxy holders' discretion as to other matters that may properly come before the Meeting.

     The execution of a Proxy will in no way affect a shareholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting or by execution of a subsequent Proxy which is presented to the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares of Common Stock as to which a shareholder abstains are included for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                                 VOTE REQUIRED
                            SOLICITATION OF PROXIES

     All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitations will be made primarily by mail, but officers, directors, employees or representatives of the Company may also solicit Proxies by telephone, telegraph or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

                              SECURITY OWNERSHIP

          The following table sets forth information concerning ownership of Company Common Stock, as of the Record Date, , by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each executive officer named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group. In addition, information regarding the Director Nominees is being provided to comply with Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          NAME (1) (2)                                                     SHARES         %(3)
          ------------                                                     ------         ----

          J.L. Evans Systems, Ltd., a Texas Limited Partnership              752,000(4)   13.6(4)

          J.L. Evans, Sr. (5)                                              1,949,460(5)   29.8%

          Maybell H. Evans (6)                                               775,300(6)   13.9%

          Darlene E. Jones (7)                                                15,000(7)     *

          J.L. Evans, Jr. (8)                                                 11,420(8)     *

          Matt Hession                                                             0        0

          John Spriggs                                                             0        0

          Peter J. Losavio, Jr. (9)                                           15,900(9)     *
              8414 Bluebonnet Blvd., Ste. 110
              Baton Rouge, LA  70810

          All executive Officers and Directors as a group (8 persons)      2,089,922      32.0%
*less than 1%

1. Unless otherwise indicated, the address of each beneficial owner is c/o the Company, Post Office Box 2480, Bay City, Texas 77404-2480.

2. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless otherwise indicated, represents shares of which the beneficial owner has sole voting and investment power.

3. The percentage of class is calculated in accordance with Rule 13d-3 and assumes that the beneficial owner has exercised any options or other rights to subscribe which are execrable within sixty (60) days and that no other options or rights to subscribe have been exercised by anyone else.

4. The general partner is J.L. Evans, Evans Management, Inc. (controlled by J.L. Evans, Sr. and Maybell H. Evans) and the limited partners are Jerriel
     L. Evans, Sr., Maybell H. Evans, and their children, Darlene E. Jones, Jerriel L. Evans, Jr., and Terry W. Evans.

5. Includes 752,000 shares held by J.L. Evans Systems, Ltd., of which Mr. Evans claims beneficial ownership. Includes 75,000 shares issuable upon the exercise of options within the next 60 days.

6. Includes 752,000 shares held by J.L. Evans Systems, Ltd., of which Mrs. Evans claims beneficial ownership within the next 60 days.

7. Includes 5,000 shares issuable to Mrs. Jones upon the exercise of options within the next 60 days.

8. Includes 9,000 shares issuable to Mr. Evans, Jr. upon the exercise of options within the next 60 days.

9. Includes 7,500 shares issuable to Mr. Losavio upon the exercise of options within the next 60 days.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes, based solely on review of copies of such forms furnished to the Company, or written representations that no Form 4's were required, that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during Fiscal 2000, except that J. L. Evans Systems , Ltd. inadvertently did not file a Form 4 timely and therefore filed a Form 5.

                                 PROPOSAL NO. 1

                 INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted resolutions approving and recommending to the Company's shareholders for their approval, an amendment to Article Four of the Company's Articles of Incorporation to provide therein for an increase in the number of authorized shares of the Company's Common Stock to 50,000,000 shares. The full text of the amended Article Four is attached hereto as Annex A.

     The authorized capital stock of the Company currently consists of (i) 15,000,000 shares of Common Stock, of which 6,552,429 shares were issued and outstanding as of the Record Date, 204,500 shares were reserved for issuance upon exercise of options under the Company's stock option plans (204,500 of which are currently outstanding) , and (ii) 1,500,000 shares of preferred stock, of which no shares were issued and outstanding as of the Record Date. However, the Board of Directors has authorized the issuance of 1,500,000 shares of preferred stock to raise additional capital.

     Although the Company Board has no present intention of doing so, having additional authorized shares of Common Stock (within the limits imposed by applicable law) would be beneficial for possible mergers, acquisitions and private placements to raise funds for the Company. In addition, even though not intended, the additional shares could make it more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means in the future. The existence of the additional authorized shares could thus have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company.

     The amendments to the Company's Articles of Incorporation will become effective upon filing with the Secretary of State of the State of Texas a Certificate of Amendment, which filing is expected to take place prior to the Effective Time.

Vote Required
-------------

     Approval of this proposal requires the affirmative vote of two-thirds of the outstanding shares of the Company's Common Stock entitled to vote thereon.

Recommendation of the Board of Directors
----------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THIS PROPOSAL.

                                PROPOSAL NO. 2

                         ADOPTION OF 2001 OPTION PLAN

     The Board of Directors has adopted resolutions approving and recommending to the Company's shareholders for their approval proposal to approve the 2001 Stock Option Plan (the "2001 Plan"), set forth in Annex B to this proxy statement. The 2001 Plan will not become effective unless it is so approved by the Company's shareholders. The following summary of the 2001 Plan is qualified in its entirety by reference to Annex B.

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. The purpose of the 2001 Plan is to act as an incentive, to retain as employees and as directors of the Company, persons of training, experience and ability, to attract new employees and directors, whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. Up to 1,000,000 shares of Common Stock will be reserved and may be issued pursuant to awards granted under the 2001 Plan.

Administration
--------------

     The 2001 Plan is administered by the Board of Directors. Pursuant to the terms of the 2001 Plan, the Board of Directors has appointed a committee (the "Committee") to administer certain aspects of the 2001 Plan. The Committee has the authority to make rules and regulations for the administration of the 2001 Plan.

Eligibility of Employees
------------------------

     The persons eligible for participation in the Plan as recipients of options (the "Optionees") shall include employees, officers, directors, consultants and advisors of the Company or any of its subsidiaries; provided that incentive stock options may only be granted to employees of the Company and its subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.
As of February 19, 2001, approximately 167 employees were eligible to participate in the 2001 Plan.

Common Stock Subject to the 2001 Plan
-------------------------------------

     The 2001 Plan will authorize the issuance of a maximum of 1,000,000 shares of Common Stock. The maximum number of shares that may be subject to options granted under the 2001 Plan to any individual in any calendar year may not exceed 500,000, and the method of counting such shares shall conform to any requirements applicable to "performance-based" compensation under Section 162
(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If any option under the 2001 Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 2001 Plan.

     If the 2001 Plan is approved, under the terms of the 2001 Plan the number of shares available under the 2001 Plan will be 1,000,000 and to include language which will subsequently tie the number of shares available under the 2001 Plan to the number of shares of Company Common Stock outstanding. As a result, the number of shares available under the 2001 Plan will increase to equal 20% of the number of shares of Company Common Stock outstanding over 6,552,429 shares.

Exercise Price and Terms
------------------------

     The option price per share applicable to options granted under the 2001 Plan shall be determined by the Committee, but (i) as to an incentive stock option shall not be less than 100% of the fair market value per share of Common Stock on the date such option is granted and (ii) as to a non-qualified stock option, shall not be less than 85% of the fair market value on the date such option is granted. If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162
(m) of the Code, the exercise price of such option shall not be less than 100% of the fair market value on the date such option is granted. The Committee shall fix the term of each option, provided that the maximum length of the term of each option granted under the 2001 Plan shall be ten years.

Federal Income-Tax Consequences
-------------------------------

     Incentive Stock Options. Incentive stock options granted under the 2001 Plan are intended to be "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. However, if the incentive stock option is exercised more than three (3) months after the optionee has left the employ of the Company, the optionee will recognize taxable income equal to the difference between the fair market value of the Company Common Stock at the time of exercise and the sum of the optionee's basis in the option (if any) plus any consideration paid by the optionee upon such exercise. Generally, if the optionee was an employee of the Company at any time during the period beginning on the date the option is granted and ending on the date three (3) months before the date such option is exercised and the optionee does not sell the Company Common Stock acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Company Common Stock will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Company Common Stock acquired upon exercise of the incentive stock option ( a "disqualifying disposition"), the optionee must recognize as compensation income, the gain upon such disposition. Generally, the gain would be equal to the difference between the option's exercise price and the Company Common Stock's fair market value at the time of exercise. This compensation income will be added to the option's basis for purposes of determining the capital gain, as discussed below, on the disposition of the acquired Common Stock. If the price that the optionee received on the disqualifying dispositions of the Company Common Stock would result in a loss to the optionee if the foregoing tax rule regarding disqualifying dispositions were applied, then the amount of compensation income that the optionee would recognize would be the excess, if any, of the amount realized on the sale over the basis of the acquired Common Stock. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as compensation income by the optionee. The gain in excess of such amount recognized by the optionee as compensation income would be taxed as long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

     The exercise of an incentive stock option will generally result in the excess of the Common Stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income ("AMTI"). If, however, a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included in AMTI is the gain on the disposition of the Company Common Stock. Should there be a disqualifying disposition in a year other that the year of exercise, the income resulting from the disqualifying disposition will not be considered income for alternative minimum tax purposes. In addition, the basis of the Company Common Stock for determining gain or loss for alternative minimum tax purposes will be the exercise price for the Common Stock increased by the amount that AMTI was increased due to the earlier exercise of the Common
Stock. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an optionee should discuss the possible application of the alternative minimum tax with his tax advisor.

     Non-Qualified Stock Options. Upon exercise of a non-qualified stock option granted under the Plan, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount will increase the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the optionee will recognize short term or long term gain or loss depending upon his holding period for the

Company Common Stock and upon the subsequent appreciation or depreciation in the market value of the Company Common Stock. The Company will be allowed an income tax deduction for the amount recognized as compensation income by the optionee upon the optionee's exercise of the option.

Required Vote
-------------

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy, is required to approve the 2001 Plan.

Recommendation of the Board of Directors
----------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THIS PROPOSAL.

                                PROPOSAL NO.  3

                             ELECTION OF DIRECTORS

     Unless otherwise specified, all Proxies received will be voted in favor of the election of Darlene E. Jones, and Peter J. Losavio to Class C of the Board of Directors to serve until the 2004 Annual Meeting of Shareholders and in favor of the election of Jerriel L. Evans, Sr. and Matt Hession to Class A of the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and in favor of John Spriggs to Class B of the Board of Directors to serve until the 2002 Annual Meeting of shareholders. All nominees for directors in this Proposal No. 3 are currently directors of the Company. Matt Hession and John Spriggs were appointed by the Board of Directors to fill vacancies on the Board. Management has no reason to believe that any of the nominees will not remain a candidate for election at the date of the Meeting. Should any of the nominees not then remain a candidate, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The following table and the paragraphs following the table set forth information regarding the current ages, terms of office and business experience of the current and proposed directors of the Company:

Name                                               Age     Expiration of Current
----                                               ---     ---------------------
                                                           Term of Office as Director
                                                           --------------------------
Nominees for Election to Class A
OF THE BOARD OF DIRECTORS:
Jerriel L. Evans, Sr.                               61     2000

Matt Hession                                        49     2000

NOMINEES FOR ELECTION TO CLASS B
OF THE BOARD OF DIRECTORS

John Spriggs                                        68

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS C DIRECTORS:

Peter J. Losavio                                    52     2001

Darlene E. Jones                                    41     2001

JERRIEL L. EVANS, SR. has been a member of the Company's Board of Directors since August, 1968. Mr. Evans founded the Company in 1968. Mr. Evans founded the Company in 1968 and has served as its Chairman of the Board, President and Chief Executive Officer since that time. Mr. Evans was born in Flint, Texas, in 1939 and subsequently moved to Woodsboro, Texas, where he graduated from Woodsboro High School in 1957. Mr. Evans attended San Antonio Community College where he majored in Business Administration. From 1954 to 1960, Mr. Evans owned and operated a gasoline service station. From 1960 to 1968, Mr. Evans was employed by Amoco Oil Company where he held various sales and managerial positions. In 1985, he was awarded top salesman for the Kansas City

Region. Because the region comprised several states, the honor bestowed upon Mr. Evans was very prestigious. Additionally, in 1992, Mr. Evans was selected as a Regional Finalist for the Entrepreneur of the year Award granted annually by Ernst & Young and Merrill Lynch.

PETER J. LOSAVIO, JR. has been a member of the Company's Board of Directors since May, 1993. He received his Bachelor of Science degree in chemistry from Tulane University in 1970, and his Masters degree in chemistry from Tulane University in 1973. He received a Juris Doctorate from Louisiana State University Law School in Baton Rouge, Louisiana in 1975 and received a Masters of Laws in Taxation from the University of Florida in 1976. Mr. Losavio is a Board-Certified Tax Attorney. He became a licensed, certified public accountant in Louisiana in 1979. He completed the certified financial planning program offered by the College for Financial Planning in Denver, Colorado in 1987. Mr. Losavio has been an instructor in the College of Business Administration at Louisiana State University, teaching corporate tax, partnership taxation, sub S, estate-planning, and tax practice and procedures. Mr. Losavio has been a co-author and lecturer for various continuing education programs sponsored by the Society of Louisiana Certified Public Accountants and National Business Institute. He was a speaker at the 1990 Louisiana Advanced Tax Workshop. He has been a member of the Ad Hoc Advisory Committee to the Commissioner of Securities for the State of Louisiana. From 1980 to present, he has been as assistant bar examiner. In 1980, he was Chairman of the Tax Committee for the Society of Louisiana Certified Public Accountants.

MATT HESSION is a 1976 graduate of Nicholls State in Louisiana and a veteran of the United States Marine Corps. Mr. Hession has founded ten companies over his professional career. He was most recently CEO of Key Medical Services of Baton Rouge, La and is currently on the Board of Directors of Amedisys (AMED). Mr. Hession is also a member of the National Management Turnaround Association. He presently does turnaround management work as owner of his private consulting firm.

JOHN H. SPRIGGS began his oil and gas career with The Atlantic Refining Company. In 1958 he joined J. Ray McDermott & Co., conducting engineering evaluations, designing and implementing secondary recovery projects, and originating computer science applications for the company. Mr. Spriggs joined Univac Division of Sperry Rand in 1966 as petroleum marketing representative, marketing and managing petroleum computer applications. In 1969, Mr. Spriggs joined Panhandle Eastern Corporation as assistant to the Vice-president and was later promoted to division manager with direct charge of information systems and computer services. In 1972 he left to begin generating and drilling his own oil and gas prospects. He became President and Chief Executive Officer of Omega Resources, an oil and gas exploration and production company which was later sold. Mr. Spriggs entered the crude oil and petroleum products trading segment of the industry in 1978 with the formation of Guadalupe Trading company, building it from inception to a net worth in excess of $10,000,000. He organized Kingston Oil and Refining, Ltd. in 1980 and moved to London to manage the company, which was engaged in international oil trading and transport, with offices also in Berlin. Kingston Oil and Refining, Ltd. was sold in 1984 and Summa Resources, a natural gas marketing company, was formed with Mr. Spriggs serving as President until joining Velt Energie, Inc. in 1993. In 1996, Mr. Spriggs and Mr. James R.Clark formed BASCO Energy Corporation, an entity organized to market petroleum products and participate in oil exploration.

DARLENE E. JONES has been a member of the Company's Board of Directors since December, 1992. Ms. Jones is also Treasurer and serves as the Administrative Manager for the Company. She has held these positions since 1993. Ms. Jones was born in San Antonio, Texas, in 1958, and graduated from Bay City High School in 1976. She then attended and graduated in 1980 from Southwestern University where she received a Bachelor of Science degree in Biology/Chemistry. Subsequently, Ms. Jones complete course work involving computer systems technology. She joined the Company in 1980.



Required Vote
-------------

     Directors are elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Votes withheld and broker non-votes are not counted toward a nominee's total.

Recommendation of the Board of Directors
----------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THIS PROPOSAL.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2000 ("Fiscal 2000"), the Company's Board of Directors formally met on eight occasions. Each of the directors attended (or participated by telephone) more than 75% of such meetings of the Board of Directors and Committees on which he served during Fiscal 2000. The Board of Directors has no committees other than the Compensation Committee and the Audit Committee.

     The Company's Compensation Committee, which was comprised of Peter J. Losavio (Chairman), Carl W. Schafer, and Julie H. Edwards, reviews and approves the compensation of the Company's executive officers and administers and interprets the Company's stock option plans. The Compensation Committee met or took action on one occasion during Fiscal 2000. The board appointed Mr. Matt Hession chairman of the Compensation Committee upon the acceptance of Mr. Carl Schafer's resignation. Also, Julie H. Edwards resigned from the Compensation Committee in 2000.

     The Company's Audit Committee, which was comprised of Carl W. Schafer (Chairman), Peter J. Losavio, and Julie H. Edwards recommends the Company's independent auditors, reviews the scope of their engagement, consults with the auditors, reviews the results of their examination, acts as liaison between the Board of Directors and the auditors and reviews various Company policies, including those relating to accounting and internal controls. The Audit Committee met or took action on one occasion during Fiscal 2000. The board appointed Mr. Matt Hession chairman of the Audit Committee upon the acceptance of Mr. Carl Schafer's resignation. Also, Julie H. Edwards resigned from the Compensation Committee in 2000.

COMPENSATION OF DIRECTORS

     During Fiscal 2000, each director, who is not an employee of the Company receives a monthly retainer fee of $500. Employees of the Company receive no additional compensation for service as a director. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

     In December 1999, the Company granted certain members of the Board of Directors options to acquire an aggregate of 7,500 shares at $.8125 per share. Under the 1995 stock plan, each non-employee director receives 2,500 shares at the market price on December 1st of each fiscal year and a monthly retainer of $500.00 for board services plus $1,500 for each board meeting attended. The Company also reimburses outside directors for all his expenses incurred in attending the board meetings. During the last two years, the Company has suspended payment of the $1,500 due to all meetings being held via telephonic conferences.

     The Board of Directors of the Company has decided to grant to the non-employee directors an annual restricted stock grant in the amount of 15,000 shares awarded each year on December 1st for service on the Board. In addition, the annual stock option has been increased from 2500 shares to 5000 shares. Therefore, each outside board member would receive $6,000 in fees and an option for 5,000 shares and a stock grant for $15,000 due in each fiscal year of service, plus $1,500 for each board meeting attended.

EXECUTIVE OFFICERS OF THE COMPANY

     The following table contains the names, positions and ages of the executive officers of the Company who are not directors.


NAME                                       Principal Occupation for the Past                  Age
----                                  Five Years and Current Public Directorships             ---
                                      -------------------------------------------

Jerry L. Evans, Jr.           Mr. Evans has been with the Company for over fifteen               35
                              years, having started with the Company as a Store
                              Associate in 1983.  Mr. Evans served as Vice President of
                              Investor Relations from 1993 to 1998 when he was appointed
                              Vice President of Corporate and Investor Relations and
                              Human Resources in April 1998.

MAYBELL EVANS                 Ms. Evans has served as the Company's Secretary since its          61
                              inception.  She served as a member of the Company's Board
                              of Directors from August 1968 until January 2001. Ms.
                              Evans joined the Company full time in 1968, managing
                              accounts receivable, collections, and corporate affairs.


EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years ended September 30, 2000,1999,and 1998, certain summary information concerning annual and long-term compensation paid by the Company for services in all capacities to the company of the Chief Executive Officer, and the other most highly compensated executive officers of the Company at September 30, 2000 who received compensation of at least $100,000 during the Fiscal 2000 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE


                                   Annual Compensation                           Long-Term Compensation Awards
                        ---------------------------------------------        ------------------------------------------
    Name and             Year    Salary($)   Bonus($)    Other Annual        Restricted    Options(#)      All Other
Principal Position      ------   --------    --------    Compensation          Stock       ----------     Compensation
------------------                                          ($)(1)            Awards($)                   ------------
                                                            ------           ----------
Jerriel L. Evans, Sr.(2)  2000    140,000        -0-        51,600                              -0-            (2)
Chairman of the Board     1999     96,250        -0-        54,300               ---         75,000            (2)
President and             1998    125,093        -0-       111,600                           91,500            (2)
Chief Executive Officer

1 Although the officers receive certain perquisites, the value of such perquisites did not exceed for any officer the lesser of $50,000 or 10% of the officer's salary and bonus.
2 In addition to the compensation for Mr. Evans set forth above, he also receives lease income for the rental of various properties used by the Company. See Note 10 to the Consolidated Financial Statements, included herein.

OPTION/GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning Options/SARs granted during Fiscal 2000 to the Named Officers.

                                                                                     Potential Realizable Value of
                                                                                                Assumed
                                                                                      Annual Rates of Stock Price
                                                                                    Appreciation for Option Term(2)

  Name             Shares         % of Total     Exercise or         Expiration             5%($)            10%($)
  ----           Underlying       Granted to        Base                Date                ----             -----
                Options/SARs      Employees     ($/Share)(1)        -------------
                 Granted(#)       in Fiscal     -------------
               --------------        2000
                                 ------------
  NONE

EMPLOYMENT AGREEMENTS

J. L. Evans, Sr. and the Company entered into an employment agreement, dated October 1 , 1998, for Mr. Evans to serve as President and Chief Executive Officer of the Company through September 30, 2001. The agreement provides for an annual base salary of $120,000 during the first year of its term, $140,000 during the second year of its term, $150,000 during the third year of its term and for annual increases in each of the remaining years to be determined by the Board of Directors. Mr. Evans has deferred $63,500 in salary and reimbursements. The Board elected to pay the deferred part of Mr. Evans' salary by issuing him 317,500 shares of common stock of the Company. In addition, the Board of Directors paid Mr. Evans a 4% commission on all proceeds generated from asset sales by him. This was paid to him through the issuance of 800,000 shares of common stock. The agreement also provides for an annual bonus in an amount equal to 7 1/2% of the net consolidated after-tax profits of the Company. The agreement provides that certain options granted to Mr. Evans will vest upon a change of control of the

Company. During the term of his employment with the Company, Mr. Evans is also entitled to participation in all other benefit plans provided by the Company to its executives, four weeks paid vacation per year and a $500 per month car allowance. The agreement also restricts Mr. Evans from competing with the Company or soliciting customers or other business for any entity other than the Company during the term of the agreement and from disclosing certain confidential information with respect to the Company. The Board approved a new contract for Mr. Evans to serve as President and Chief Executive Officer of the Company through September 30, 2004. The agreement provides for an annual base salary of $150,000 for the first year, from October 1, 2001 to September 30, 2002; $175,000 a year for years October 1, 2002 through September 30, 2003; and $200,000 a year for years October 1, 2003 through September 30, 2004. In addition, the contract provides for Mr. Evans to receive a 4% bonus for all proceeds generated from the asset sales of the Company. In addition, Mr. Evans was granted a 5 year stock option for 500,000 shares over a three year term of management contract with 200,000 shares vested immediately and the remaining 300,000 shares vested in equal monthly amounts of 1/36 over the three year term of the contract.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. This Committee Report sets forth the components of the Company's executive officer compensation and describes the basis on which the Fiscal 1999 compensation determinations were made by the Committee with respect to the executive officers of the Company. During part of the fiscal year 1999, Peter J. Losavio, Jr., Carl W. Shafer and Julie H. Edwards were the Compensation Committee. Carl W. Shafer and Julie H. Edwards resigned in 2000 and Mr. Matt Hession was appointed to the Compensation Committee.

     In designing its executive compensation programs, the Company follows its belief that executive compensation should reflect the value created for shareholders while supporting the Company's strategic goals.

     The following guidelines have been implemented by the Committee:

     1. Executive compensation is meaningfully related to the value created for shareholders.

     2. Executive compensation reinforces strategic performance objectives and rewards individuals for outstanding contributions to the Company's success.

     3. Executive compensation is designed to attract and retain quality talent, which is critical for both the short-term and long-term success of the Company.

     The Committee currently implements a compensation program based on four components: a base salary, a bonus program related to the Company's performance and individual performance during the relevant year, a stock benefit program, and an Employee Stock Ownership Program. The Committee regularly reviews the various components of the Company's executive compensation to ensure consistency with the Company's objectives.

     BASE SALARY -- The Committee, in recommending the appropriate base salaries of the Company's executive officers, generally considers the level of executive compensation for similar companies in the industry. In addition, the Committee takes into account (i) the performance of the Company and the role of the individual executive officer with respect to such performance, and (ii) the particular executive officer's responsibilities and the long-term performance of the executive officer in those areas of responsibility.

     ANNUAL INCENTIVES -- The bonus program provides direct financial incentives in the form of annual cash bonuses to executive officers exceeding the Company's annual goals. The Committee recommends cash bonuses based upon an evaluation of the contributions of each individual officer during the applicable first year.

     LONG-TERM INCENTIVES -- The stock benefit program currently serves as the Company's primary long-term incentive plan for executive officers and key employees. The objectives of the stock benefit program are to align executive officer compensation and shareholder return and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. In addition, grants of stock options to the named executive officers and others are intended to attract, retain, and motivate executives to improve long-term corporate performance and stock market performance. Stock options become more valuable as the Company's stock price increases.

   EMPLOYEE BENEFIT PLANS

     The Company established the ESI Employee Retirement Plan, a defined contribution benefit plan, effective July 1, 1997. Employees are eligible for participation in the plan upon attaining the age of 21 and completion of 1 year of service and 1,000 hours or more of service. The Company contributes an amount equal to 50% of employee voluntary contributions up to a maximum of 5% of the employee's compensation. Such contributions may be made in the common stock of the Company.

     Consistent with the Company's compensation program outlined above, compensation for each of the named executive officers as well as other senior executives consists of a base salary, bonus, stock options, and E B P shares. The base salaries for Fiscal 2000 were at levels commensurate with competitive amounts paid to executives with comparable qualifications, experience, and responsibilities of other companies who engaged in the same or similar business as the Company.

     The Committee believes that the compensation of the Chief Executive Officer ("CEO") should be impacted by the Company's performance. Mr. Evans founded the Company in 1968 and has served as the CEO since that time. During Fiscal 1999, Mr. Evans received a base salary, which the Committee views as below average compared to the base salaries of Chief Executive Officers of other companies in the same or similar business as the Company who have comparable qualifications, experience, and responsibilities. The number of shares granted pursuant to the Company's ESOP are not determinable in Fiscal 1999 and, therefore, are not reported here.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2000, the Company leased two convenience store locations from Mr. J.L. Evans, Sr., the largest shareholder of the Company. These leases were at market rate for comparable locations. One ten-year lease commenced in June 1987 with monthly lease payments of $2,500 which was renewed for one additional five-
year  period.   One five-year lease commenced in March 1995 with monthly lease payments of $1,800 and allows for two five-year automatic renewals at the Company's option,which were not exercised by the Company. The amounts paid under these leases were $51,600, $54,300, and $76,800 for the years ended September 30, 2000, 1999 and 1998, respectively. Future minimum lease commitments as of September 30, 2000 are $52,500.

     From time to time, the Company makes advances to individuals who are shareholders, directors, officers and/or employees. Such advances are usually unsecured and accrue interest at 9%. There were no advances outstanding at September 30, 2000 and 1999.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholders' return on the Company's Common Stock against the cumulative total return of the Composite Index and index of certain companies selected by the Company as comparable to the Company for the period beginning on September 30, 1994 to September 30, 1999. The graph assumes that the value of the investment in the Company's Common Stock at its initial public offering price and each index was $100 on July 16, 1993, and that all dividends, if any, were reinvested.

     The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future financial performance.

                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG EVANS SYSTEMS, INC.,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX




                       [PERFORMANCE GRAPH APPEARS HERE]

             COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
         COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                                                 FISCAL YEAR ENDING
                                        -------------------------------------------------------------------------
COMPANY/INDEX/MARKET                    9/29/1995     9/30/1996     9/30/1997   9/30/1998   9/30/1999   9/30/2000

Evans Systems Inc                          100.00         99.01         43.68       95.68       26.00        7.80
Customer Selected Stock List               100.00         87.62         88.17       83.23       68.56       81.40
NASDAQ Market Index                        100.00        116.75        158.69      164.91      266.79      364.95

The Customer Selected Stock List is made up of the following securities:

7-ELEVEN INC
CASEY'S GENERAL STORES
DAIRY MART CONVENIENCE STR
FP MARKETING CO INC
FLEMING COMPANIES INC
HARRY'S FARMER MARKET
UNI-MARTS INC



SOURCE:   MEDIA GENERAL FINANCIAL SERVICES
          P.O. BOX 85333
          RICHMOND, VA 23293
          PHONE: 1-(800) 446-7922
          FAX: 1-(800) 649-6826

                                PROPOSAL NO. 4

                  TO AUTHORIZE THE BOARD OF DIRECTORS TO HAVE
                  AUTHORITY TO CHANGE THE NAME OF THE COMPANY
          AND TO AMEND THE BYLAWS TO ALLOW THE BOARD OF DIRECTORS TO
               HAVE AUTHORITY TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has approved and recommends that the shareholders approve an amendment to the bylaws of the Company to allow the Board to change the name of the Company. The Board of Directors believes that this is in the best interest of the Company, because the Company is exploring other alternatives and other business ventures and may need to change the name of the Company to more adequately reflect the nature of the Company's business. If the name of the Company has to be changed to more adequately reflect the Company's business, the time delay in having to call a special meeting for that purpose would be a disadvantage. In addition, there would be the expense of calling a meeting for the sole purpose of changing the name. The full text of the amended bylaws and proposed changed in the Articles of Incorporation are attached hereto as Annex C. Although the Company's Board has no present intention of changing the name, if the Company is successful in changing the nature of the Company's business, it would be beneficial to change the name in the event of a change of business, merger or acquisition. The amendment to the Company's bylaws will become effective upon approval of the amendment to the bylaws by the shareholders.

     If the Articles of Incorporation were amended to change the name, the amendment to the Company's Articles of Incorporation would become effective on filing of a Certificate of Amendment with the Secretary of State of Texas.

Vote Required
-------------

     Approval of this proposal requires an affirmative vote of 2/3 of the outstanding shares of the Company's common stock entitled to vote thereon.

Recommendation of the Board of Directors
----------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THIS PROPOSAL.

                                PROPOSAL NO.  5

                          TO RATIFY THE SELECTION OF
             STEPHENSON & TRLICEK, P.C. AS INDEPENDENT ACCOUNTANTS
                 FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001

     The audit committee voted to select Stephenson & Trlicek, P.C. as Independent Accountants. The Board of Directors has selected the firm of Stephenson & Trlicek, P.C. as Independent Accountants for the Company for the fiscal year ending September 30, 2001to sign or certify any financial statements required by law or by regulation to be certified by an Independent Accountant and filed with the Securities and Exchange Commission or any state. Stephenson & Trlicek, P.C. were Independent Accountants for the Company for the fiscal year ending September 30, 1999 and September 30, 2000. The Independent Accountants audit report for the fiscal year ending September 30, 1999 and September 30, 2000 did not contain an adverse opinion or disclaimer of opinion nor were such reports qualified or modified as uncertainty audit scope or accounting principles. Further, there were no disagreements between the Company and the Independent Accountants on accounting principles or practices, financial statements, disclosures or audit scope or procedure which if not resolved to the satisfaction of independent accountants would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements of such years.

     Representatives of Stephenson & Trlicek, P.C. are not expected to be present at the shareholders meeting.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for inclusion in the Proxy Statement to be furnished to all shareholders entitled to vote at the next annual meeting of shareholders of the Company must be received at the Company's principal executive offices not later than OCTOBER 1, 2001. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

     With respect to any shareholder proposals to be presented at the next annual meeting which are not included in the Company's proxy materials, management proxies for such meeting will be entitled to exercise their discretionary authority to vote on such proposals notwithstanding that they are not discussed in the proxy materials unless the proponent notifies the Company of such proposal by not later than OCTOBER 30, 2001.

                                OTHER BUSINESS

     So far as it is known, there is no business other than that described above to be presented for action by the shareholders at the forthcoming Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the following regional offices: 7 World Trade Center, Suite 1300, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 upon payment of the fees prescribed by the Commission. Such material may also be accessed electronically by means of the Commission's home page on the internet at http//www.sec.gov.

                            ACCOMPANYING DOCUMENTS

     Accompanying this Proxy Statement is the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 as amended, which contains the following information which is specifically incorporated by reference in this Proxy Statement:

          Item 1: Business
          Item 2: Properties
          Item 3: Legal Proceedings
          Item 5: Market for Common Equity and Related Shareholder Matters
          Item 7: Management's Discussion and Analysis of Plan of Operations
          Item 8: Financial Statements and Supplementary Data.

     The Company's Quarterly Report on Form 10-Q for quarter ended December 31, 2000 will also be provided to the shareholders with this Proxy Statement. In addition, the following documents are attached to this Proxy Statement and are specifically incorporated by reference in this Proxy Statement:

                                    By Order of the Board of Directors


                                    Maybell H. Evans,
                                    Secretary

                                    ANNEX A

                    Amendment to Articles of Incorporation


Capitalization Amendment
------------------------

     The first paragraph of Article FOUR of the Restated Articles of Incorporation, relating to capitalization, will be deleted in its entirety, and replaced as follows

          "ARTICLE FOUR: The aggregate number of shares of stock that the Corporation shall have authority to issue is: fifty one million five hundred thousand (51,500,000), consisting of fifty million (50,000,000) shares of common stock (the "Common Stock") of the par value of one cent ($.001) each and one million five hundred thousand (1,500,000) shares of preferred stock (the "Preferred Stock") of the par value of one cent ($.01) each."

Necessary Acts
--------------

     The President or the Vice President and the Secretary or Assistant Secretary of this Corporation are hereby authorized and directed to execute and file a certificate of amendment authorized by this resolution.

                                    ANNEX B

                            2001 STOCK OPTION PLAN

                              EVANS SYSTEMS, INC.

                            2001 STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN.

     This 2001 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ and as directors of EVANS SYSTEMS, INC. (the "Company") and any Subsidiary of the Company, persons of training, experience and ability, to attract new employees and directors, whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

     It is further intended that certain options granted pursuant to the Plan shall constitute Incentive Stock Options while certain other options granted pursuant to the Plan shall be Nonstatutory Stock Options.

     The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2.   ADMINISTRATION OF THE PLAN.

     The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a committee (the "Committee"), which shall serve at the pleasure of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors (as such term is defined in Section 162(m) of the Code), or solely of two or more Non-Employee Directors (as such term is defined in Rule 16b-3). The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Stock Options and which shall be Nonstatutory Stock Options. To the extent any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonstatutory Stock Option.

     Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (1) to grant Incentive Stock Options and Nonstatutory Stock Options; (2) to determine, upon review of relevant information and in accordance with Section 5 of the Plan, the fair market value of the Common Stock; (3) to determine the exercise price per share of Options, to be granted, which exercise price shall be determined in accordance with
Section 5 of the Plan; (4) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (5) to interpret the Plan; (6) to prescribe, amend and rescind rules and regulations relating to the Plan; (7) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (8) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (9) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (10) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

I.   DESIGNATION OF OPTIONEES.

     The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, officers and directors of the Company or any Subsidiary; provided that Incentive Stock Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

4.   STOCK RESERVED FOR THE PLAN.

     (a) Maximum Number of Shares. Subject to the provisions of this Paragraph hereof, there shall be available for awards under the Plan granted wholly or partly in shares of the Company's Common Stock (the "Stock") (including rights or options that may be exercised for or settled in Stock) an aggregate number of shares of Stock equal to:

          (i)  1,000,000 shares of Common Stock; plus

          (ii) (A) twenty percent of the total number of shares of Stock or Stock equivalents outstanding in excess of 6,552,429 [ minus (B) the total number of shares of Stock subject to outstanding awards on the date of calculation under any other stock-based plan for employees of the Company and its subsidiaries.]

     (b) Determination of Available Shares. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.

     (c) Restoration of Unused and Surrendered Shares. The number of shares of Stock that are subject to Awards under the Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Stock, shall again immediately become available for Awards hereunder.

     (d) Reservation of Unused and Surrendered Shares. Any shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.

     (e) Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

     (f) Maximum Number of Grants to Individual. Notwithstanding the foregoing, with respect to any Options that are intended to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code of 1986 ("the Code"), the maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 500,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under section 162(m) of the Code.

5.   TERMS AND CONDITIONS OF OPTIONS.

     Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

A. Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the last trading day prior to the date the Option is granted in the case of an Incentive Stock Option and not less than 85% of the Fair Market Value of such share of Stock on the last trading day prior to the date the Option is granted in the case of a Nonstatutory Stock Option; provided, however, with respect to an Optionee who, owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary at the time an Incentive Stock Option is granted, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the last trading day prior to the date of grant. In addition, if an Option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers is intended to qualify as performance-based compensation under section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. Fair Market Value means the closing price of publicly traded shares of Stock on a national securities exchange or The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under rules and policies of any national securities exchange or Nasdaq if and so long as the Stock is listed on any such exchange or Nasdaq.

B. Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date such Option is granted; provided, however, that in the case of an Optionee who, at the time such Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then such Incentive Stock Option shall not be exercisable with respect to any of the shares subject to such Incentive Stock Option later than the date which is five years after the date of grant.

C. Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

D. Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including a cashless exercise). As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made by (i) exchanging Stock owned by the Optionee which is not the subject of any pledge or security interest (based on the Fair Market Value of the Stock on the trading day before the Option is exercised), (ii) the Optionee's written selection to have shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the forgoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record with respect thereto.

E. Non-transferability of Options. No Option granted hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and distribution or (iii) pursuant to a "Qualified Domestic Relations Order" as defined by the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder; provided however, to the extent the option agreement provisions do not disqualify such option for exemption under Rule 16b-3 under the Act of 1934, as amended, Nonstatutory Stock Options may be transferable during an Optionee's lifetime to immediate family members of an optionee, partnerships in which the only partners are members of the Optionee's immediate family, and trusts established solely for the benefit
     of such immediate family members.   Any attempt to transfer, assign, pledge
     or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

F. Termination by Death. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

G. Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability (as defined in section 22(e)(3) of the Code, "Disability"), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

H. Other Termination. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death or Disability, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may be exercised for the lesser of three months after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without Cause. The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

I. Limit on Value of Incentive Stock Option. The aggregate Fair Market Value, determined as of the date the Incentive Stock Option is granted, of Stock for which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

J. Transfer of Incentive Stock Option Shares. If an Optionee makes a disposition, within the meaning of section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Stock Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Stock Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Stock Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal income tax withholding required by law.

                  GRANTS OF OPTIONS TO NON-EMPLOYEE OPTIONS.

K. Initial Grants. Each Eligible Director shall be granted one Option to acquire [5,000] shares of Stock upon initial election or appointment to the Board.

L. Annual Options. Each Eligible Director who is reelected to the Board at an annual meeting of the Company's stockholders and who has not received a grant under Section 6(a) during the period since the most recent previous annual meeting of the Company's stockholders shall be granted an Option to acquire [5,000] shares of Stock on each date on which he is reelected.

M. Terms and Conditions. Any Option granted under this Section 6 shall be subject to the following terms and conditions:

          (i) Any Options granted under this Section 6 shall be Non-Qualified Stock Options and the exercise price shall be equal to the Fair Market Value of the Optioned Stock on the date of such grant.

          (ii) Each Option granted under this Section 6 shall be exercisable at such times and subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable document evidencing the grant or thereafter; provided, however, that no grant shall be exercisable for six months after the date of grant.

6.   TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by vote or the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term or ten years unless sooner terminated under Section 11 of the Plan.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     Subject to any required action by the stockholders of the Company, the number of shares of Stock covered by each outstanding Option, and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock of the Company or the payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not-otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets or the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

8.   PURCHASE FOR INVESTMENT.

     Unless the Options and shares covered by the Plan have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

9.   TAXES.

     The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any United States taxes or any other tax matters.

10.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on January 1, 2001 (the date that it was approved by the Board), only if the Plan shall subsequently be approved by majority vote of the Company's shareholders not later than June 1, 2001.


11.  AMENDMENT AND TERMINATION.

     The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

     a. materially increase the number of shares that may be issued under the Plan, except as provided in Section 8;

     b. materially increase the benefits accruing to the Optionees under the Plan;

     c. materially modify the requirements as to eligibility for participation in the Plan;

     d. decrease the exercise price of an Incentive Stock Option to less than 100% of the Fair Market Value on the date of grant thereof or the exercise price of a Nonstatutory option to less than 85% of the Fair Market Value on the date of grant thereof; or

     e.   extend the term of any Option beyond that provided for in Section
          5(b).

     The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

12.  GOVERNMENT REGULATIONS.

     The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, or by national securities exchanges or Nasdaq if and so long as the Stock is listed on any such exchange or Nasdaq, as may be required.

13.  GENERAL PROVISIONS.

     a. Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal, provincial or state securities law, any stock exchange upon which the Stock is then listed and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     b. Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees or the service of any of its directors at any time.

     c. Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     d. Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt from such registration in the United States or exempt from the prospectus and registration requirements under applicable provincial legislation. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws or the laws of any province in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option. However, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions to the Company's transfer agents.

14.  DEFINITIONS. As used above, the following definitions shall apply:

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean a felony conviction or the failure of an Optionee to contest prosecution for a felony or an Optionee's willful misconduct or dishonesty, any of which is deemed by the Committee, in its sole discretion, to be harmful to the business or reputation of the Company or any Subsidiary.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Company" shall mean Evans Systems, Inc., a Texas corporation.

     "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 2 of the Plan, if one is appointed.

     "Eligible Director" shall mean each director of the Company who is not an employee of the Company or any Subsidiary.

     "Employee" shall mean any person, including officers and directors, employed by the Company or any Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code.

     "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     "Options" shall mean the Incentive Stock Options and Nonstatutory Stock Options granted pursuant to the Plan.

     "Optioned Stock" shall mean the Common Stock subject to an Option.

     "Optionee" shall mean an Employee who receives an Option.

     "Plan" shall mean this 1998 Incentive Stock Plan.

     "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 8 of the Plan.

     "Stock" shall mean the Common stock of the Company.

     "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in section 424(f) of the Code.


                                                EVANS SYSTEMS, INC.

                                    ANNEX C

AMENDMENT OF THE BY LAWS

     New subsection 6 (i) is added to Article III of the By Laws as follows:

     "(i) To institute a change of the Company's name for one time only under the power vested in the Board of Directors by resolution of the shareholders dated May 7, 2001."

NECESSARY ACTS

     There are no further necessary acts. The above proposed change in the by laws becomes immediately effective on approval by the shareholders. The Secretary shall record the vote on this resolution consistent with ordinary practice.

AMENDMENT OF THE ARTICLES OF INCORPORATION

     Article One of the Restated Articles of Incorporation is amended as follows:

     "The name of the corporation is [name to be chosen by the Board of Directors under authority granted under this shareholder resolution and amendment to the bylaws]."

NECESSARY ACTS

     The President and the Vice President and the Secretary or Assistant Secretary of this Corporation are hereby authorized and directed to execute and file a certificate of amendment authorized by this resolution, after the Board of Directors selects the new name of the Company.

                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF EVANS SYSTEMS, INC.

                    Proxy -- Annual Meeting of Shareholders
                                  MAY 7, 2001

     The undersigned, a shareholder of Evans Systems, Inc., a Texas corporation (the "Company"), does hereby constitute and appoint Jerriel L. Evans, Sr. and Charles N. Way and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Best Western Matagorda Hotel located at 407 Seventh Street, Bay City, Texas, on April 3, 2001, at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes as set forth below.

     1. TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 15,000 SHARES TO 50,000 SHARES AND TO CHANGE THE PAR VALUE OF THE SHARES OF COMMON STOCK FROM .01 PAR VALUE TO .001 PAR VALUE AND THAT THE RESPECTIVE DESIGNATIONS, PREFERENCES, RELATIVE RIGHTS AND LIMITATIONS OF THE PREFERRED SHARES OF THIS COMPANY SHALL REMAIN AS BEFORE.

          FOR     _____    AGAINST      _____    ABSTAIN     _____

     2.  TO APPROVE THE COMPANY'S 2001 STOCK OPTION PLAN.

          FOR     _____    AGAINST      _____    ABSTAIN     _____

     3. TO ELECT THE FIVE NOMINEES SPECIFIED BELOW AS DIRECTORS FOR THE TERM SPECIFIED OR UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND
         QUALIFY: JOHN SPRIGGS TERM EXPIRING IN THE YEAR 2002; J.L. EVANS, SR. AND MATT HESSION TERM EXPIRING IN THE YEAR 2003; AND DARLENE JONES AND PETER J. LOSAVIO, JR. TERM EXPIRING IN THE YEAR 2004.

          (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

          _____________________________________________________________________

          FOR all nominees listed  WITHHOLD authority to
          (except as marked to the   vote for all nominees
          contrary at left)

          FOR     _____    AGAINST      _____        ABSTAIN     _____

     4. TO AUTHORIZE THE BOARD OF DIRECTORS TO HAVE THE AUTHORITY TO CHANGE THE NAME OF THE CORPORATION AND TO AMEND THE BYLAWS TO ALLOW THE BOARD OF DIRECTORS TO HAVE THE AUTHORITY TO CHANGE THE NAME OF THE COMPANY.

          FOR     _____    AGAINST      _____    ABSTAIN     _____

     5. TO APPROVE STEPHENSON & TRLICEK, P.C. AS THE CPAS AND AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

          FOR     _____    AGAINST      _____    ABSTAIN     _____

         TO VOTE WITH DISCRETIONARY AUTHORITY WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO APPROVE THE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION, TO IMPROVE THE COMPANY'S 2001 STOCK OPTION PLAN, TO ELECT CLASS B DIRECTORS TO THE BOARD OF DIRECTORS TO SERVE UNTIL 2002, TO AUTHORIZE BOARD OF DIRECTORS TO CHANGE THE NAME OF THE COMPANY AND AMEND BYLAWS, TO RATIFY THE APPOINTMENT OF STEPHENSON & TRLICEK, P.C., AS THE COMPANY'S INDEPENDENT AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

          __________________, ___________

          ______________________________ (L.S.)

          ______________________________ (L.S.)

          The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH SIGNING. WHEN SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT TENANCY MUST SIGN. WHEN A PROXY IS GIVEN BY A CORPORATION, IT SHOULD BE SIGNED WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

          PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.